UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2013

CHIQUITA BRANDS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-1550 (Commission File Number)	04-1923360 (IRS Employer Identification No.)

550 South Caldwell Street, Charlotte, North Carolina 28202
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 980-636-5000
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.
Chiquita Brands International, Inc. (“CBII”) and Chiquita Brands L.L.C. (“CBLLC” and, together with CBII, the “Company”) plan to file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) with respect to an offer to exchange new 7.875% Senior Secured Notes due 2021 that have been registered under the Securities Act of 1933, as amended, for any and all of its outstanding 7.875% Senior Secured Notes due 2021 that the Company issued on February 5, 2013. The Senior Secured Notes are, and will continue to be following the note exchange, fully and unconditionally guaranteed, jointly and severally, on a senior secured basis by the Company's existing and future, direct and indirect domestic subsidiaries, other than de minimis subsidiaries (the “Guarantors”).
In connection with the exchange offer, CBII will become subject to the requirements of Rule 3-10 of Regulation S-X regarding financial statements of guarantors and issuers of guaranteed securities registered or being registered with the SEC. CBII is filing this Current Report on Form 8-K for the purpose of updating its audited financial statements contained in its Annual Report on Form 10-K for the year ended December 31, 2012, as amended (the “2012 Form 10-K”), to include an additional footnote (“Note 22 - Supplemental Consolidating Financial Information”) with condensed consolidating financial information relating to the Guarantors. No other information in the 2012 Form 10-K, other than that relating to the information identified above, is being updated by this filing.
The updated audited financial statements are filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and have been updated solely to include the new footnote information referenced above relating to the condensed consolidating financial information relating to the Guarantors. All other information provided in the 2012 Form 10-K remains unchanged and this Form 8-K does not modify or update the disclosures in the 2012 Form 10-K in any way other than the inclusion of the additional financial information. This Current Report on Form 8-K should be read in conjunction with the 2012 Form 10-K and CBII's Quarterly Report on Form 10-Q for the fiscal quarters ended March 31, 2013, June 30, 2013 and September 30, 2013 and the related Current Report on Form 8-K also filed today which updates our Quarterly Report on Form 10-Q to include quarterly condensed consolidating financial information related to Guarantors, as well as CBII's other filings with the SEC.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

99.1
Consolidated Audited Financial Statements and Notes thereto updated to disclose condensed consolidating guarantor financial information (which replaces and supersedes the applicable information in Part II, Item 8. Financial Statements and Supplementary Data of the 2012 Form 10-K).

101.INS	XBRL Instance Document.

101.SCH	XBRL Taxonomy Extension Schema Document.

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.

101.LAB	XBRL Taxonomy Extension Label Linkbase Document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIQUITA BRANDS INTERNATIONAL, INC.

Date: December 23, 2013	By:	/s/ Joseph B. Johnson
Joseph B. Johnson
Vice President and Chief Accounting Officer